SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 22, 2004

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

          Nebraska                      001-31924                 84-0748903
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         121 South 13th Street
               Suite 201
           Lincoln, Nebraska                                            68508
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On September 22, 2004, Nelnet, Inc. issued two press releases. One press release announced on September 21, 2004, the U.S. Government Accountability Office (GAO) issued a Report to Congressional Requesters titled "Federal Family Education Loan Program: Statutory and Regulatory Changes Could Avert Billions in Unnecessary Federal Subsidy Payments." In the report, the GAO recommended that Congress should consider amending the Higher Education Act to address the issues identified by the GAO report relating to loans financed with pre-October 1, 1993 tax-exempt bonds.

            The other press release was a response related to a request by Senator Edward Kennedy to have the SEC investigate certain activities of the company.

Item 9.01. Financial Statements and Exhibits.

            A copy of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2004

                                      NELNET, INC.


                                      By: /s/ Michael S. Dunlap
                                          --------------------------------------
                                          Name:  Michael S. Dunlap
                                          Title: Chairman and Co-Chief Executive
                                                 Officer (Co-Principal Executive
                                                 Officer)

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1 Press Release dated September 22, 2004 - "GAO Issues Report on Federal Family Education Loan Program"

99.2 Press Release dated September 22, 2004 - "Nelnet responds to press reference of requested SEC inquiry"